UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2023

 Broadcom Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3421 Hillview Avenue
Palo Alto,	California	94304
(Address of principal executive offices including zip code)
(650)	427-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On December 7, 2023, Broadcom Inc. (the “Company”) issued a press release announcing its unaudited financial results for the fourth quarter and fiscal year ended October 29, 2023.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in Item 2.02 of this Report and the press release attached hereto as Exhibit 99.1 are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
Item 2.05    Costs Associated with Exit or Disposal Activities.
In connection with the completion of the Company’s acquisition of VMware, Inc. (“VMware”) on November 22, 2023, the Company expects to take charges of approximately $1.3 billion through fiscal year 2025 for the implementation of cost reduction activities. The Company does not plan to further update these estimates but will provide details of VMware acquisition-related restructuring costs as part of its quarterly financial reporting.
The statements above include forward-looking statements based on current expectations and beliefs of the Company’s management and current market trends and conditions. These forward-looking statements involve risks and uncertainties that are outside the Company’s control and may cause actual results to differ materially from those contained in forward-looking statements. For information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s periodic reports and other filings with the Securities and Exchange Commission, including the risk factors in the Company’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K.
Item 8.01     Other Events.
On December 7, 2023, the Company announced that the Board of Directors has declared a quarterly cash dividend on the Company’s common stock of $5.25 per share. This dividend is payable on December 29, 2023 to common stockholders of record at the close of business (5:00 p.m., Eastern Time) on December 20, 2023.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Broadcom Inc. dated December 7, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 7, 2023

Broadcom Inc.

By:	/s/ Kirsten M. Spears
Name:	Kirsten M. Spears
Title:	Chief Financial Officer and Chief Accounting Officer